Proxy Voting Results (Unaudited)

Shareholders of the funds covered in this report approved all proposals described in the most recent Excelsior Funds proxy solicitation. A special meeting of the shareholders of each Company was held on June 28, 2006. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below.

To elect the following Trustees/Directors:

		No. of Shares

         Excelsior Tax-Exempt Funds, Inc.
Rodman Drake
Affirmative	1,532,964,121.805
Withhold	   13,832,723.446
Total		1,546,796,845.251

         Excelsior Funds, Inc.
Rodman Drake
Affirmative	1,740,717,964.670
Withhold	   17,787,583.132
Total		1,758,505,547.802

         Excelsior Funds Trust
Rodman Drake
Affirmative	     95,050,424.716
Withhold	        202,332.169
Total		     95,252,756.885

         Excelsior Tax-Exempt Funds, Inc.
Morrill Melton (Mel) Hall, Jr.
Affirmative	1,533,240,350.898
Withhold	   13,556,494.353
Total		1,546,796,845.251

         Excelsior Funds, Inc.
Morrill Melton (Mel) Hall, Jr.
Affirmative	1,740,761,567.876
Withhold	   17,743,979.926
Total		1,758,505,547.802

         Excelsior Funds Trust
Morrill Melton (Mel) Hall, Jr.
Affirmative	     95,050,872.151
Withhold	        201,884.734
Total		     95,252,756.885

         Excelsior Tax-Exempt Funds, Inc.
Roger M. Lynch
Affirmative	1,533,251,224.898
Withhold	   13,545,620.353
Total		1,546,796,845.251

         Excelsior Funds, Inc.
Roger M. Lynch
Affirmative	1,739,986,305.427
Withhold	   18,519,242.375
Total		1,758,505,547.802

         Excelsior Funds Trust
Roger M. Lynch
Affirmative	     95,041,026.623
Withhold	        211,730.262
Total		     95,252,756.885

         Excelsior Tax-Exempt Funds, Inc.
Jonathan Piel
Affirmative	1,532,152,688.455
Withhold	   14,644,156.796
Total		1,546,796,845.251

         Excelsior Funds, Inc.
Jonathan Piel
Affirmative	1,740,751,593.666
Withhold	   17,753,954.136
Total		1,758,505,547.802

         Excelsior Funds Trust
Jonathan Piel
Affirmative	     95,049,674.684
Withhold	        203,082.201
Total		     95,252,756.885

         Excelsior Tax-Exempt Funds, Inc.
John D. Collins
Affirmative	1,533,226,642.455
Withhold	   13,570,202.796
Total		1,546,796,845.251

         Excelsior Funds, Inc.
John D. Collins
Affirmative	1,740,306,918.296
Withhold	   18,198,629.506
Total		1,758,505,547.802

         Excelsior Funds Trust
John D. Collins
Affirmative	     95,039,201.847
Withhold	        213,555.038
Total		     95,252,756.885

         Excelsior Tax-Exempt Funds, Inc.
Mariann Byerwalter
Affirmative	1,536,465,302.197
Withhold	   10,331,543.054
Total		1,546,796,845.251


         Excelsior Funds, Inc.
Mariann Byerwalter
Affirmative	1,740,433,206.527
Withhold	   18,072,341.275
Total		1,758,505,547.802

         Excelsior Funds Trust
Mariann Byerwalter
Affirmative	     95,030,753.624
Withhold	        222,003.261
Total		     95,252,756.885

		Excelsior Tax-Exempt Funds, Inc
William A. Hasler
Affirmative	1,536,244,377.085
Withhold	   10,552,468.166
Total		1,546,796,845.251

         Excelsior Funds, Inc.
William A. Hasler
Affirmative	1,740,536,576.011
Withhold	   17,968,971.791
Total		1,758,505,547.802

         Excelsior Funds Trust
William A. Hasler
Affirmative	     94,998,826.965
Withhold	        253,929.920
Total		     95,252,756.885

         Excelsior Tax-Exempt Funds, Inc
Nils H. Hakansson
Affirmative	1,536,744,946.455
Withhold	   10,051,898.796
Total		1,546,796,845.251

         Excelsior Funds, Inc.
Nils H. Hakansson
Affirmative	1,741,217,017.788
Withhold	   17,288,530.014
Total		1,758,505,547.802

         Excelsior Funds Trust
Nils H. Hakansson
Affirmative	     95,036,768.152
Withhold	        215,988.733
Total		     95,252,756.885

         Excelsior Tax-Exempt Funds, Inc
James L. Bailey
Affirmative	1,536,575,209.898
Withhold	   10,221,635.353
Total		1,546,796,845.251



         Excelsior Funds, Inc.
James L. Bailey
Affirmative	1,740,391,054.231
Withhold	   18,114,493.571
Total		1,758,505,547.802

         Excelsior Funds Trust
James L. Bailey
Affirmative	     95,043,383.542
Withhold	        209,373.343
Total		     95,252,756.885

         Excelsior Tax-Exempt Funds, Inc
Randall W. Merk
Affirmative	1,536,585,670.736
Withhold	   10,211,174.515
Total		1,546,796,845.251

         Excelsior Funds, Inc.
Randall W. Merk
Affirmative	1,741,118,296.519
Withhold	   17,387,251.283
Total		1,758,505,547.802

         Excelsior Funds Trust
Randall W. Merk
Affirmative	     95,042,996.014
Withhold	        209,760.871
Total		     95,252,756.885